Exhibit 99

Form 3 Joint Filer Information

Name:                                GCV Management LLC

Address:                            Attn: Marc Geller
                                         777 Post Oak Blvd., Ste. 250
                                         Houston, TX 77056

Designated Filer:                 GC Technology Fund L.P.

Issuer & Tickler Symbol:      HemoSense, Inc. (HEMO)

Date of Event
Requiring Statement:          6/13/05

Signature:                         By: /s/ MARC GELLER
                                        Marc Geller, General Partner
Name:                              Marc Geller

Address:                           c/o GC Technology Fund L.P.

                                       777 Post Oak Blvd., Ste. 250
                                       Houston, TX 77056

Designated Filer:               GC Technology Fund L.P.

Issuer & Tickler Symbol:    HemoSense, Inc. (HEMO)

Date of Event
Requiring Statement:         6/13/05

Signature:                        By: /s/ MARC GELLER
                                       Marc Geller
Name:                              Marc Cellier

Address:                           c/o GC Technology Fund L.P.

                                       777 Post Oak Blvd., Ste. 250
                                       Houston, TX 77056

Designated Filer:               GC Technology Fund L.P.

Issuer & Tickler Symbol:    HemoSense, Inc. (HEMO)

Date of Event
Requiring Statement:         6/13/05

Signature:                        By: /s/ MARC CELLIER
                                       Marc Cellier